FIELDS AIRCRAFT SPARES, INC.

                              SHARE OPTION CONTRACT
                                                            Option No. 3 - _____


                  This SHARE OPTION CONTRACT ("Contract") is entered into as of , 19 ("Grant Date") by and between ___________ (hereinafter called the "Participant") and FIELDS AIRCRAFT SPARES, INC., a Utah corporation (hereinafter called the "Company").

                  WHEREAS, Participant is an employee [consultant] [director] of the Company or its subsidiaries;

                  WHEREAS, the grant of this Contract to the Participant and the execution hereof has been duly authorized pursuant to the terms of the Company's 1997 Omnibus Stock Option Plan (the "Plan") as of the Grant Date; and

                  WHEREAS, the grant of this Contract to the Participant and the execution of a Contract in the form hereof has been duly authorized by the Board of Directors of the Company.

                  NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein and other good and valuable considerations, agree as follows:

                  1. Grant. The Company hereby grants Participant an [Incentive Stock Option] [Non-Qualified Stock Option] (the "Options") pursuant to the Plan to purchase _____ common shares, no par value, of the Company ("Option Shares"), at a price of Eight Dollars and Twenty-Five Cents ($8.25) per share (the "Option Price"), and agrees to cause certificates for any Option Shares purchased hereunder to be delivered to the Participant upon payment of the aggregate Option Price in full, all subject, however, to the terms and conditions hereinafter set forth and set forth in the Plan.

                  2.       Vesting.

                  (a) The Options shall vest and become fully exercisable as to 50% of the total number of Option Shares, or _____ shares, on the last business day prior to the first anniversary of the Grant Date if the Participant is still an [employee] [consultant] [director], and as to the remaining 50% of the total number of Option Shares, or ______ shares, on the last business day prior to the second anniversary of the Grant Date if the Participant is still an [employee] [consultant] [director].

                  (b) In the event of a Change of Control, the Options that have not otherwise terminated pursuant to the terms of this Contract shall become fully vested on the date of such Change of Control. For purposes of this Contract, "Change of Control" shall mean the occurrence of any one of the following:

                  (i) the Company enters into an agreement or reorganization, merger or consolidation pursuant to which the Company is not the surviving corporation;

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                  (ii)  the Company sells substantially all of its assets;

                  (iii) in excess of 75% of the outstanding securities of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers; or

                  (iv) in excess of 50% of the outstanding securities of the Company are acquired in one transaction or a series of transactions, by a single purchaser or group of related purchasers, and the Company's Board of Directors, within 90 days before or after such acquisition, deems such acquisition to be a "Change of Control" for purposes of this Contract.

                  3. Term. The term in which the Options are exercisable shall commence upon the vesting of the Options and shall expire on the fifth anniversary of the Grant Date. The Participant may exercise the Options at any time during such period. If the Participant's [employment] [consulting] [directorship] with the Company or its subsidiaries is terminated either voluntarily by the Participant or for cause by the Company or its subsidiaries, any Option held by such Participant on the date of such termination of [employment] [consulting] [directorship] will terminate thirty (30) days after such date of termination, or on the expiration of the stated term of such Option if earlier, and may not be exercised thereafter.

                  For purposes of this paragraph, the following shall constitute "cause":

                  (i) Participant shall have committed an intentional act or acts of fraud, embezzlement or theft constituting a felony and resulting or intended to result directly or indirectly in gain or personal enrichment for Participant at the expense of the Company or its subsidiaries; or

                  (ii) The Participant's intentional and willful refusal to perform the duties associated with Participant's position with the Company or its subsidiaries.

         If the Participant's [employment] [directorship] [consulting] with the Company or its subsidiaries is terminated by the Company or its subsidiaries for other than "cause", Participant will retain the Options granted under this Contract subject to the same vesting requirements and exercise period as set forth herein.

         In the event of a Participant's termination of [employment] [directorship] [consulting] by reason of death, and provided Participant has been an employee, director or consultant for 6 months from the Grant Date, 50% of all Options held by such Participant shall vest prorata based on the total months of service rendered since the Grant Date compared to 12 months and 50% of all Options held by such Participant shall vest prorata based on the total months of service rendered since the Grant Date compared to 24 months. Options may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of death or the stated term of the Option.

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

         In the event of a Participant's disability, any Option held by such Participant will continue to vest during the period of time that the disabled Participant receives disability benefits from the Company, its insurance carrier or the state and is not gainfully employed elsewhere. When the Participant becomes totally and permanently disabled and disability benefits cease, all Options which have not vested shall immediately vest in full as to passage of time conditions only and may be exercised by the Participant until the earlier of one year after such date or the satisfactions of vesting conditions other than the passage of time or the expiration of the stated term of such Option. If the Participant dies during any such one-year period, any unexercised Options shall be subject to the provisions of the previous paragraph.

                  4.       Exercise Procedure.

                  (a) Subject to the terms and conditions set forth herein, Options may be exercised in whole or in part, by giving written notice of exercise to the Company specifying the number of Option Shares to be purchased and the Option Price therefor. The Options may be exercised only in multiples of 100 Option Shares unless such exercise is as to the remaining balance of the Options.

                  (b) Payment of the Option Price may be made in one of the following ways:

                           (i)      in cash or by check payable to the Company;

                           (ii) to the extent determined by the Board of Directors of the Company in their sole discretion in common shares duly owned by the Participant (and for which the Participant has good title, free and clear of any liens and encumbrances); or

                           (iii)  to  the  extent  determined  by the  Board  of
                  Directors of the Company in their sole discretion, by reduction in the number of common shares issuable upon such exercise, based, in each case, on the fair market value of the common shares on the last business day preceding the date of exercise.

                  (c) Upon payment in full of the Option Price and  satisfaction of the other conditions provided herein, a stock certificate representing the number of common shares to which the Participant is entitled shall be issued and delivered to the Participant.

                  5. Restricted Securities. Participant acknowledges that the Options have not been registered under the Securities Act of 1933 or applicable state "blue sky" laws, and the Option Shares, if and when issued, will be "restricted securities" or unregistered securities. Participants are acquiring the Options and will acquire the Option Shares for investment purposes and not with a view towards distribution. The Company may require each person acquiring Option Shares pursuant to an Option under this Contract to represent to the Company in writing that the Participant is acquiring the Option Shares without a view to distribution thereof.

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

                  All certificates representing Option Shares delivered under this Contract shall be subject to stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market upon which the Option Shares are then listed or traded, any applicable Federal or state securities law, and any applicable corporate law. The certificates representing the Option Shares may include any legend that the Company deems appropriate to reflect any restrictions on transfer.

                  6. Tax Matters. The Options are intended to be an Incentive Stock Option [Non-Qualified Stock Option]. The Participant acknowledges that the date of the exercise of the Options or the sale of shares issued on exercise of the Options could affect his or her individual tax treatment with respect to the Options. [The Options shall only vest to the extent that the aggregate Fair Market Value, as defined in the Plan, as of the respective date of grant of all Incentive Stock Options granted to Participant under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Internal Revenue Code, 1986, as amended) becoming exercisable in that calendar year do not exceed $100,000.

                  In the event that the aggregate Fair Market Value, as defined in the Plan, of all Incentive Stock Options granted to Participant under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Internal Revenue Code, 1986, as amended) becoming exercisable in that calendar year exceeds $100,000 (the "Threshold"), the following conditions shall apply:

                           (i) The  portion  of any  Options  under  this  Share
                  Option Contract becoming exercisable in that calendar year and causing Participant to exceed the Threshold shall not vest until the following calendar year, unless Participant agrees to treat such Options as non-qualified to the extent the Options exceed the Threshold.

                           (ii) The expiration date of the Options shall be extended until the earlier of (a) the day prior to the seventh anniversary of the Grant Date, or (b) one year after all of the Options become fully exercisable.]


                  7. Subsequent Adjustments. If all or any portion of the Options shall be exercised subsequent to any share dividend, split-up, recapitalization, merger, consolidations, combination or exchange of shares, separation, reorganization, or liquidation of the Company occurring after the date hereof, as a result of which shares of any class shall be issued in respect to outstanding common shares of the Company or such common share shall be changed into the same or a different number of shares of the same or another class or classes, Participant, upon exercise of the Options, or portion thereof,

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

shall receive, for the aggregate price upon such exercise of the Options, the aggregate number and class of shares which, if common share as authorized at the date hereof had been purchased or awarded at the date hereof for the same aggregate price (on the basis of the per share Option Price of the Options set forth herein) and had not been disposed of, such person or persons would be holding, at the time of such exercise, as a result of such share dividends, split-ups, capitalization, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, or liquidation; provided, however, that no fractional shares shall be issued upon any such exercise and the aggregated price paid shall be appropriately reduced for any fractional share not issued. This section does not give Participant any right to receive additional options as a result of the issuance of additional shares of the Company or the increase in the authorized capital of the Company.

                  8. Delivery of Option Shares. Upon each exercise of the Options, or portion thereof, the Company as promptly as practicable shall mail or deliver to the Participant a share certificate or certificates representing the shares then purchased or awarded, and shall pay all stamp taxes payable in connection therewith. The issuance of such shares and delivery of the certificate or certificates therefor shall, however, be subject to any delay necessary to complete (a) the listing of such shares on any stock exchange upon which shares of the same class are then listed and (b) such registration or qualification of such shares under any state or Federal law, rule or regulation as the Company may determine to be necessary or advisable.

                  9. Transferability.   Transferability   of   Options   granted
hereunder is limited as set forth in the Plan.

                  10. Rights. Participant shall have no rights as a shareholder with respect to any Option Shares to be issued upon exercise of any portion of the Options until the Options, or portion thereof, have been exercised and Option Shares issued to Participant. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such Option Shares are issued, except as provided above.

                  11. Governing Law. This Contract shall be governed by and construed in accordance with the laws of the State of Utah.

                  12. Tax Liabilities. Participant is responsible for payment of all state, local and federal income and any other taxes in connection with the issuance and/or exercise of the Options. Participant hereby authorizes the Company to withhold from the Participant's wages or salary for application to payment of such taxes any amounts the Company deems necessary to comply with Federal, state or local tax law. In the event Participant sells any common shares issued pursuant to the Options within one year from the date of exercise or within two years after the Date of Grant, participant agrees to notify the Company promptly of the amount of taxable compensation realized by reason of such sale for income tax purposes.

                  13. Effect on Retirement. No Option under this Contract shall be deemed compensation for purposes of computing benefits under any retirement

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

plan nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

                  14. Miscellaneous. If any part of this Contract shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate, or nullify the remaining provisions of this Contract which shall continue in full force and effect.

                  This Contract shall be binding upon and inure to the benefit of any successor or successors of the Company.

                  This Contract may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts of this Contract have been signed by the Company and the Participant.

                  15. Definitions. Capitalized terms used in this Contract and that are not otherwise defined herein shall have the meaning set forth in the Plan. The terms and conditions of the Plan are incorporated herein by reference. In the event of any inconsistency between this Contract and the Plan, the terms of the Plan shall govern within the terms permitted by the Plan.

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

                  EXECUTED as of the date first above written.


                          FIELDS AIRCRAFT SPARES, INC.



                                       By:__________________________________



                  The undersigned Participant hereby acknowledges receipt of an executed original of this Share Option Contract and accepts the Options granted thereunder.



                                       --------------------------------------
                                       ___________________, Participant



                                       Address:_______________________________
                                       --------------------------------------


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